U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2013

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Michael Durham, President and CEO, and Graham Mattison, Vice President of Investor Relations, of Advanced Emissions Solutions, Inc. (“ADES”) will be participating in the Baird 2013 Industrial Conference on Monday, November 4, 2013 at the Four Seasons Hotel in Chicago, IL. A copy of the slides to be used at this conference is currently available via the Investor Information section of ADES’s website at www.advancedemissionssolutions.com. A copy of the materials is attached hereto as Exhibit 99.1.

On October 22, 2013, we issued a press release announcing ADES’s scheduled participation at this conference. A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 8.01. Other Events

On October 22, 2013, we issued a press release announcing the Company’s progress on R&D efforts for future products describing, among other things, an update to prior information about the $20.5 million Department of Energy (“DOE”) program supporting the development of our regenerable solid-sorbent based carbon capture technology, the award of three R&D contracts of which two were awarded by the DOE related to technology to capture carbon dioxide from coal-fired power plants with a total combined value of $1.6 million and the third awarded by a major utility related to technology to stabilize effluents from power plants, the Environmental Protection Agency’s (“EPA”) September 2013 announcement of draft regulations on carbon emissions on new coal-fired power plants and scheduled release of draft regulations for existing plants in June 2014 and the June 2013 EPA draft guidelines and standards for liquid effluents generated by power plants that define acceptable limits for effluents that are primarily generated in a plant’s air pollution control equipment. A copy of the press release is filed as Exhibit 99.3 to this report.

On October 29, 2013, we issued a press release updating prior information about the refined coal (“RC”) business we carry out through Clean Coal Solutions, LLC (“CCS”), the 42.5% owned and consolidated subsidiary of ADA-ES, Inc. describing, among other things, the status of operating RC facilities, the lease of an additional RC facility and $6 million upfront cash payment received by CCS for this lease from an existing RC investor, another RC facility put into full-time operations, CCS’s plans to have six additional RC facilities begin full-time operations by the end of the first quarter of 2014 including two facilities that will use ADES’s M-45-PCTM technology for pulverized coal boilers and the expansion of the potential market for CCS and its RC technologies due to the ability to operate at plants that burn bituminous coal. A copy of the press release is filed as Exhibit 99.4 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report:

99.1 November 2013 Investor Presentation.

99.2 Press Release, Advanced Emissions Solutions Schedules 2013 Third Quarter Financial Results News Release and Conference Call; Company to Participate in Upcoming Investor Conference, dated October 22, 2013.

99.3 Press Release, Advanced Emissions Solutions Announces Progress on R&D Efforts for Future Products, dated October 22, 2013.

99.4 Press Release, Advanced Emissions Solutions Provides Refined Coal Update, dated October 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2013

Advanced Emissions Solutions, Inc.
Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	November 2013 Investor Presentation.

99.2	Press Release, Advanced Emissions Solutions Schedules 2013 Third Quarter Financial News Release and Conference Call; Company to Participate in Upcoming Investor Conference, dated October 22, 2013.

99.3	Press Release, Advanced Emissions Solutions Announces Progress on R&D Efforts for Future Products, dated October 22, 2013.

99.4	Press Release, Advanced Emissions Solutions Provides Refined Coal Update, dated October 29, 2013.